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                         MainStay Plus Variable Annuity
                                  Investing in
                 NYLIAC Variable Annuity Separate Account - III

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        Supplement Dated August 1, 2000 to Prospectus Dated May 1, 2000

         This supplement amends the May 1, 2000 prospectus for the MainStay Plus Variable Annuity policies ("policies") issued in New York. The purpose of the supplement is to conform the prospectus for the policies to the New York policy form. This supplement provides information that you should know before you invest in the policies. Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

On page 24 of the prospectus, the paragraph under the heading ISSUE AGES is changed as follows:

         We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 85 (age 78 in Pennsylvania and age 80 in New York). We will accept additional premium payments until either you or the Annuitant reaches the age of 85 (age 80 in New York), unless we agree otherwise. For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 80. We will accept additional premium payments until the Owner/Annuitant reaches the age of 80, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010



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